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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of report: October 19, 1998


                              FIRST MARINER BANCORP
                              ---------------------
             (Exact name of registrant as specified in its charter)

        Maryland                 0-21815                  52-1834860
        --------                 -------                  ----------
 (State of Incorporation)    (Commission File   (I.R.S. Employer Identification
                                 Number)                Number)

1801 South Clinton Street, Baltimore, MD       21224      410-342-2600
----------------------------------------       -----      ------------
(Address of principal executive offices)     (Zip Code)   ( Registrant's
                                                         Telephone Number,
                                                         including area code)

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Item 5.  Other Events

         On October 19, 1998, First Mariner Bancorp ("FMAR") acquired 207,548 shares of the common stock of Glen Burnie Bancorp in a private transaction for an aggregate price of $4,509,936.07. FMAR currently owns approximately 19.4% of the outstanding common stock of Glen Burnie Bancorp. In conjunction with the closing, FMAR also amended its Schedule 13D pursuant to Rule 13d-2(a) of the Securities and Exchange Act of 1934, as amended.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FIRST MARINER BANCORP



Date   10/27/98                             By  /s/Edwin F. Hale Sr.
     -------------                             ----------------------------
                                                   Edwin F. Hale Sr.
                                            Chairman and Chief Executive Officer


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